Fees Summary	May 21, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	26,792.50
Total Transaction Valuation	175,000,000.00
Total Offset Amount	0.00
Net Fee	$ 26,792.50